UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	001-35768	26-4480276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
WashingtonFirst Bankshares, Inc. (the "Company") issued a press release on July 31, 2015. A copy of the press release is attached as Exhibit 99.1.
The information included or incorporated in Item 7.01 of this current report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statements Regarding Forward-Looking Information
Statements in this Current Report on Form 8-K and the exhibit furnished herewith regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and include statements of the goals, intentions, and expectations of the Company as to future trends, plans, events, results of operation and general economic condition. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. Readers are cautioned against placing undue reliance on these statements. These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to: the ability to maintain dividend payments or increase dividend payouts to stockholders, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions, our ability to successfully manage and integrate any assets, liabilities, customers, systems, and management personnel the Company has acquired, or may in the future acquire into its operations and its ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto. Additional factors that could cause actual results to differ materially are disclosed in the Company's recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission ("SEC") on March 16, 2015, Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 filed with the SEC on May 6, 2015, and Current Reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and the Company does not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.
Item 9.01 Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. Press release dated July 31, 2015.

Number	Description
99.1	Press release issued by WashingtonFirst Bankshares, Inc., dated July 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

August 6, 2015	/s/ Matthew R. Johnson
Date	Matthew R. Johnson
Executive Vice President and Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release issued by WashingtonFirst Bankshares, Inc., dated July 31, 2015.